SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2010

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PPLUS TRUST SERIES CSF-1)
(Exact name of registrant as specified in its charter)

Delaware	001-31780	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

World Financial Center,	10080
New York, New York	(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Section 1.	Registrant’s Business and Operations

Not applicable.

Section 2.	Financial Information

Not applicable.

Section 3.	Securities and Trading Markets

Not applicable.

Section 4.	Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.	Corporate Governance and Management

Not applicable.

Section 6.	Asset–Backed Securities

Not applicable.

Section 7.	Regulation FD

Not applicable.

Section 8.	Other Events

Item 8.01	Other events

Exercise of call warrants and final distributions to holders of the PPLUS Trust Certificates Series CSF-1 on July 14, 2010 and July 15, 2010.

     On June 14, 2010, we received a notice of exercise from the holder of the call warrants for PPLUS Trust Certificates Series CSF-1, which specified that the call warrant holder intended to exercise its warrants in full and call all outstanding trust certificates. On July 14, 2010, the exercise date of the call warrants, we distributed the aggregate exercise price of $30,932,291.67 (representing, with respect to the Class A trust certificates, $30,000,000 with respect to the principal amount and $932,291.67 with respect to the interest amount). The call warrantholder was already the sole owner of all outstanding Class B trust certificates and as a result, no separate exercise price was required with respect to the Class B trust certificates.

     On July 15, 2010, the call warrantholder effected an optional exchange and exchanged all of the outstanding PPLUS Trust Certificates Series CSF-1 for the underlying securities held by the trust. The interest payment received on the underlying securities in an aggregate amount of $1,068,750 was distributed to the call warrantholder as sole holder of the trust certificates.

     Although we have no reason to believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

	99.1	Trustee’s report in respect of the July 14, 2010 distribution to holders of the PPLUS Trust Certificates Series CSF-1.

	99.2	Trustee’s report in respect of the July 15, 2010 distribution to holders of the PPLUS Trust Certificates Series CSF-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: July 20, 2010	By:	/s/ Steven O’Neill
Name: Steven O’Neill
Title: Director

EXHIBIT INDEX

99.1	Trustee’s report in respect of the July 14, 2010 distribution to holders of the PPLUS Trust Certificates Series CSF-1.

99.2	Trustee’s report in respect of the July 15, 2010 distribution to holders of the PPLUS Trust Certificates Series CSF-1.